UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 9, 2005
                                                          --------------

                               INFOCROSSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 2.01     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2005, the Company announced its results of operations and financial condition for the three and six-month periods ended June 30, 2005 by means of the press release attached hereto as exhibit 99.

The press release also announced that since the market price of the Company's common stock was less than $10.48 for 20 of 30 consecutive trading days, a provision of the $72 million of 4.00% Convertible Senior Notes due 2024 required the conversion price to be reduced from $15.36 to $12.69 as of the close of trading on August 5, 2005. Accordingly, the notes are now convertible into 5,673,759 common shares, an increase of 986,259, or approximately 21% over the initial number of 4,687,500 shares. The indenture does not require any additional adjustments to the conversion price based on the market price of the Company's common shares.

The Company also announced a conference call for investors and analysts on Tuesday, August 9, 2005 at 4:30 p.m. EDT to discuss results for the Company's first quarter of 2005. The call-in number for the live audio call beginning at 4:30 p.m. EDT is 1-973-409-9259. A live web cast of the conference call will also be available on Infocrossing's website at http://www.infocrossing.com. An audio replay of the conference call will be available from 6:30 p.m. EDT on Tuesday, May 10, 2005, for seven days at 973-341-3080. The pass code for the replay is 5984285. A webcast of the conference call will be available for 30 days following the call at http://www.infocrossing.com.

ITEM 9.01(c)

EXHIBITS.

        99     Press release of the Company dated August 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  August 9, 2005                   By:   /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP-Finance, CFO & Treasurer